                                                                    Exhibit 10.1


                               AMENDMENT NO. 2 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                                  Dated as of September 25, 2003

                  AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT among POLYONE CORPORATION, an Ohio corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Amended and Restated Credit Agreement referred to below (collectively, the "Lenders") and CITICORP USA, INC., as administrative agent (the "Agent") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of May 6, 2003, as amended by Amendment No. 1 dated as of August 27, 2003 (such Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement are used herein as therein defined).

                  (2) The Borrower has requested, and the Required Lenders have agreed, that the Credit Agreement be amended as hereinafter set forth.

         SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (1) Section 2.02(a) is hereby amended by deleting the phrase "Exhibit B" in the seventh line therein and replacing it with the phrase "Exhibit B-1";

                  (2) Section 2.03(a)(i) is hereby amended to (a) add the phrase "in substantially the form of Exhibit B-2" immediately after the phrase "or telecopier or telex" in the second sentence thereof and (b) add the following sentence at the end thereof:

         "Unless otherwise precluded by the context, in this Agreement, including without limitation, Sections 2.03 and 3.02 hereof, the use of the words `issue' or `issuance' with respect to a Letter of Credit shall be deemed to include the renewal or extension of a Letter of Credit.";

                  (3) Section 3.02(a) is hereby amended to (a) delete the word "and" from the end of clause (iii) thereof, (b) add the word "and" to the end of clause (iv) thereof immediately following the semicolon, and (c) add the following provision in its appropriate numerical order:

                  "(v) in the case of a Borrowing, after giving pro forma effect to such Borrowing as if such Borrowing were made on the first day of the period of determination, the Interest Coverage Ratio most recently calculated would not be less than 1.00:1 and the Borrowed Debt/Adjusted EBITDA Ratio most recently calculated would not be more than 4.75:1; and, in the case of an issuance of a Letter of Credit, the aggregate Available Amount of the Letters of Credit outstanding will not exceed $35,000,000, unless, after giving pro forma effect to such Issuance as if such Issuance were made on the first day of the period of determination, the Interest Coverage Ratio most currently calculated would not be less than 1.00:1 and the Borrower Debt/Adjusted EBITDA Ratio most recently calculated would not be more than 4.75:1;";

                  (4) Section 5.03(a) is hereby amended and restated in its entirety to read as follows:

                  (a) Interest Coverage Ratio. Maintain an Interest Coverage Ratio during each fiscal quarter set forth below of not less than the ratio set opposite such fiscal period:

          -------------------------------------------------- -------------------
                               Period                             Ratio
          -------------------------------------------------- -------------------
          July 1, 2003 through September 30, 2003                0.50:1
          -------------------------------------------------- -------------------
          October 1, 2003 through December 31, 2003              0.65:1
          -------------------------------------------------- -------------------
          January 1, 2003 through March 31, 2004                 0.75:1
          -------------------------------------------------- -------------------
          April 1, 2004 through June 30, 2004                    1.00:1
          -------------------------------------------------- -------------------
          July 1, 2004 through September 30, 2004                1.50:1
          -------------------------------------------------- -------------------
          October 1, 2004 through December 31, 2004              1.90:1
          -------------------------------------------------- -------------------
          January 1, 2005 through March 31, 2005                 2.25:1
          -------------------------------------------------- -------------------
          April 1, 2005 through June 30, 2005                    2.50:1
          -------------------------------------------------- -------------------
          July 1, 2005 through March 31, 2006                    2.75:1
          -------------------------------------------------- -------------------
          April 1, 2006 through June 30, 2006                    3.00:1
          -------------------------------------------------- -------------------
          July 1, 2006 and thereafter                            3.25:1
          -------------------------------------------------- -------------------


                  (5) Section 5.03(b) is hereby amended and restated in its entirety to read as follows:

                  (b) Borrowed Debt/Adjusted EBITDA Ratio. Maintain a Borrowed Debt/Adjusted EBITDA Ratio during each fiscal quarter set forth below of not more than the ratio set opposite such fiscal period:

          --------------------------------------------------- ------------------
                                Period                                 Ratio
          --------------------------------------------------- ------------------
          July 1, 2003 through September 30, 2003                     20.00:1
          --------------------------------------------------- ------------------
          October 1, 2003 through December 31, 2003                   15.00:1
          --------------------------------------------------- ------------------

January 1, 2004 through March 31, 2004                         13.00:1
--------------------------------------------------- ----------------------------
April 1, 2004 through June 30, 2004                            10.25:1
--------------------------------------------------- ----------------------------
July 1, 2004 through September 30, 2004                         7.50:1
--------------------------------------------------- ----------------------------
October 1, 2004 through December 31, 2004                       5.75:1
--------------------------------------------------- ----------------------------
January 1, 2005 through March 31, 2005                          4.85:1
--------------------------------------------------- ----------------------------
April 1, 2005 through June 30, 2005                             4.50:1
--------------------------------------------------- ----------------------------
July 1, 2005 through September 30, 2005                         4.25:1
--------------------------------------------------- ----------------------------
October 1, 2005 through March 31, 2006                          3.85:1
--------------------------------------------------- ----------------------------
April 1, 2006 through June 30, 2006                             3.75:1
--------------------------------------------------- ----------------------------
July 1, 2006 and thereafter                                     3.25:1
--------------------------------------------------- ----------------------------


                  (6) Exhibit B is hereby re-deisgnated to be "Exhibit B-1" and is hereby amended to (a) delete the word "and" at the end of clause (B) thereof,
(b) change the period at the end of clause (C) thereof to a semicolon and add the word "and" to the end of said clause (C) immediately following such semicolon, and (c) add the following after clause (C) thereof:

                  "(D) the Available Capital (as defined in the Receivables Purchase Agreement) under the Receivables Financing, after giving effect to all Capital Investments (as defined in the Receivables Purchase Agreement) is less than $5,000,000; and

                   (E) after giving pro forma effect to such Proposed Borrowing as if such Borrowing were made on the first day of the period of determination, the Interest Coverage Ratio most recently calculated would not be less than 1.00:1 and the Borrowed Debt/Adjusted EBITDA Ratio most recently calculated would not be more than 4.75:1;";

                  (7) Exhibit B-2 attached as Annex I hereto is hereby added to the Credit Agreement.

         SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when the Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders, (ii) certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and (iii) in immediately available funds, for the ratable benefit of the Lenders, an amendment fee in the amount of $62,500. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

                  (a) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not
(i) contravene the Borrower's charter or code of regulations, (ii) violate any applicable law, rule, regulation, order, writ judgment, injunction, decree, determination or award, or (iii) breach or result in a default under, or result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Borrower under, or result in or require the creation of any Lien upon any property of the Borrower pursuant to the terms of any agreement or instrument binding on or affecting the Borrower or any of its properties other than in favor of the Collateral Trustee for the benefit of the Secured Parties.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby.

                  (c) This Amendment and the Credit Agreement, as amended hereby, have been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement, as amended hereby, are the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

                  (d) The representations and warranties contained in the Loan Documents are correct on and as of the date of this Amendment, as though made on and as of such date.

         SECTION 4. Reference to and Effect on the Credit Agreement.

                  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, title insurance premiums and search fees and the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of
Section 8.04 of the Credit Agreement

         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              POLYONE CORPORATION

                              By  /s/ John Rastetter
                                  --------------------------------------------
                                  Title: Treasurer


                              CITICORP USA, INC.,
                              as Agent and as Lender

                              By  /s/ Carolyn A. Sheridan
                                  --------------------------------------------
                                  Title: Managing Director & Vice President


                              NATIONAL CITY BANK,
                              as Issuing Bank and as Lender

                              By  /s/ James Ritchie
                                  --------------------------------------------
                                  Title: Vice President


                              NATIONAL CITY COMMERCIAL FINANCE, INC.,
                              as Lender

                              By  /s/ James Ritchie
                                  --------------------------------------------
                                  Title: Vice President


                              KEYBANK NATIONAL ASSOCIATION,
                              as Lender

                              By  /s/ Marianne T. Meil
                                  --------------------------------------------
                                  Title: Vice President

                                                                         Annex I

                                                 EXHIBIT B-2 - FORM OF NOTICE OF
                                                                        ISSUANCE

-------------,
as an Issuing Bank under the
Credit Agreement referred to
below

                                     [Date]

                  Attention: Bank Loan Syndications Department

Ladies and Gentlemen:

         The undersigned, PolyOne Corporation, refers to the Amended and Restated Credit Agreement, dated as of May 6, 2003 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders parties thereto and Citicorp USA, Inc., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests an issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such issuance (the "Proposed Issuance") as required by Section 2.03(a) of the Credit Agreement:

         (a) The Business Day of the Proposed Issuance is _______________, 200_.

         (b) The Available Amount of such Letter of Credit is $____________.

         (c) The expiration date of such Letter of Credit is ____, 200_.

         (d) The name and address of the beneficiary of such Letter of Credit is as follows:

         NAME:___________________

         ADDRESS:________________

                 ________________

         (e) The form of such Letter of Credit is attached hereto as Annex II.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Issuance:

    1. the representations and warranties contained in the Loan Documents are correct, before and after giving effect to the Proposed Issuance and to the application of the proceeds therefrom, as though made on and as of such date;

    2. no event has occurred and is continuing, or would result from such Proposed Issuance or from the application of the proceeds therefrom, that constitutes a Default;

    3. the Indenture Limit exceeds the aggregate principal amount of the Advances plus the aggregate Available Amount of all Letters of Credit to be outstanding after giving effect to such Proposed Issuance, as evidenced by the calculations set forth on Annex I hereto; and

    4. after giving effect to such Proposed Issuance, the aggregate Available Amount of the Letters of Credit outstanding will not exceed $35,000,000, unless, after giving pro forma effect to such Proposed Issuance as if such Proposed Issuance were made on the first day of the period of determination, the Interest Coverage Ratio most recently calculated would not be less than 1.00:1 and the Borrower Debt/Adjusted EBITDA Ratio most recently calculated would not be more than 4.75:1.

                                          Very truly yours,


                                          POLYONE CORPORATION


                                          By
                                             ---------------------------------
                                             Title:

                                     ANNEX I

                                                                                                    2002       2003
                                                                                                    POLYONE    POLYONE
                                     AMOUNT %    GEON INDENTURE  HANNA 9 3/8 INDENTURE  HANNA MTNS  INDENTURE  INDENTURE
                                     --------    --------------  ---------------------  ----------  ---------  ---------
Consolidated Tangible Assets              5%
Consolidated Net Tangible Assets         10%
Consolidated Shareholders Equity         10%
Consolidated Net Tangible Assets         10%
MAXIMUM LIMIT X .95
                                                 --------------  ---------------------  ----------  ---------  ---------

                                    ANNEX II


                        [Insert Form of Letter of Credit]